As filed with the Securities and Exchange Commission on April 27, 2012

Securities Act of 1933 Registration Number: 002-96141

Investment Company Act of 1940 Registration Number: 811-04244

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 38

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 35

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

(Address of principal executive offices)

3435 Stelzer Road

Columbus, Ohio 43219

Registrant’s Telephone Number, including area code: 617-824-1200

(Name and Address of Agent for Service):

Lowell Haims

Sound Shore Management, Inc.

8 Sound Shore Drive

Greenwich, Connecticut 06830

Copies to:

Margaret Bancroft, Esq.

Dechert LLP

1095 Avenue of the Americas, 30th Floor

New York, NY 10036-6797

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2012

Ticker Symbol: SSHFX

Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Summary Section

Investment Objective

The investment objective of Sound Shore Fund, Inc. (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.94%

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses remain the same as stated in the previous table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio.

That investment strategy is built upon three components:

Disciplined Approach – Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion – The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction.

Long-Term Orientation – The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

•	The stock market goes down

•	Value stocks fall out of favor with the stock market

•	The stock market continues to undervalue the stocks in the Fund’s portfolio

•	The Adviser’s judgment as to the value of a stock proves to be wrong

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. Because the Adviser seeks securities that are undervalued by the market, there is a risk that the market will not recognize a security’s intrinsic value for a long time. There is also a risk that the securities the Adviser believes are undervalued are actually appropriately priced due to problems that are not yet apparent. In addition, the Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio.

General Market Risk You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Mid Cap Risk Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S.

issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

Performance Bar Chart and Table

The following chart and table illustrate the variability of the Fund’s returns. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and how the Fund’s average annual returns compare to a broad measure of market performance. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The following chart shows the annual total return of the Fund for the last ten years.

During the periods shown in the chart above, the highest calendar quarterly return was 21.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was –24.81% (for the quarter ended December 31, 2008).

The following table compares the Fund’s average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2011 to the S&P 500® Index.

Year(s)	1 Year	5 Years	10 Years
Return Before Taxes	–6.18%	–2.52%	3.48%
Return After Taxes on Distributions	–6.44%	–3.02%	2.86%
Return After Taxes on Distributions and Sale of Fund Shares	–3.95%	–2.15%	2.99%

S&P 500 Index (does not reflect deductions for fees, expenses or taxes)	2.11%	–0.25%	2.92%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551-1980.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis.

Harry Burn, III Chairman of the Adviser, has served as portfolio manager on behalf of the Fund since its inception in 1985.

T. Gibbs Kane, Jr. President of the Adviser, has served as portfolio manager on behalf of the Fund since its inception in 1985.

John P. DeGulis has been with the Adviser since January 1996 and has served as a portfolio manager of the Adviser and on behalf of the Fund since 2003.

Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, 3435 Stelzer Road, Columbus, Ohio 43219), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investments amounts for various types of accounts are shown below, although the Fund may reduce or waive the minimums in some cases.

Minimum Investments The Fund accepts payments in the following minimum amounts:

	Minimum Initial Investment		Minimum Additional Investment
Standard Minimums	$10,000	(1)	None
Traditional and Roth IRA Accounts	$2,000		None
Electronic Fund Transfers	$10,000		$50
Systematic Investment Plans	$10,000		$50

(1)	The minimum initial investment may be lower if made through certain broker-dealers.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Information

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

•	You are willing to tolerate significant changes in the value of your investment

•	You are pursuing a long-term goal

•	You are willing to accept higher short-term risk for potential long-term returns

The Fund may not be appropriate for you if:

•	You want an investment that pursues market trends or focuses only on particular sectors or industries

•	You need regular income or stability of principal

•	You are pursuing a short-term goal or investing emergency reserves

Concepts to Understand

Common Stock represents an equity or ownership interest in a company.

American Depositary Receipts (ADRs) typically are issued by a U.S. bank or trust company through a sponsored ADR program and evidence ownership of underlying securities issued by a foreign company, and are designed for use in the U.S. securities market.

Corporate Debt Security is a security that obligates the issuer to pay the holder a specified sum of money at set intervals as well as repay the principal amount of the loan at its maturity.

Preferred Stock is stock that has preference over common stock to the company’s dividends (and thus greater potential for income) and whose value generally fluctuates less than common stock.

Convertible Security is a security such as a preferred stock or bond, which may be converted into a specified number of shares of common stock.

Mid Cap Stocks are securities of companies the market value of which is between $1 billion and $10 billion at the time of investment.

Large Cap Stocks are securities of companies the market value of which is in excess of $10 billion at the time of investment.

More Information about Fund Investments and Risks

The Fund may invest in other types of securities such as U.S. government or government agency obligations, corporate debt securities, preferred stock, American Depositary Receipts and convertible securities when deemed appropriate by the Adviser of the Fund.

The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. There is no assurance that the Fund will achieve its investment objective.

Risks of Medium Size Companies Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available

•

Securities of many medium size companies may be traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of medium size company stocks may not mirror the fluctuation of the general market

•	More limited product lines, markets and financial resources may make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts (“ADRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Investing in the securities of foreign issuers also involves, however, certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

Credit and Interest Rate Risk The Fund may also invest a portion of its assets in U.S. government or government agency obligations, investment grade corporate bonds, preferred stocks, convertible securities and short-term money market instruments when deemed appropriate by the Adviser. With respect to U.S. government or government agency obligations, corporate debt securities, preferred stock and convertible securities, an increase in interest rates typically causes a fall in the value of such instruments. The longer a debt security’s maturity, the more its value typically falls in response to an increase in interest rates. These investments are also subject to the risk that the financial condition of the issuer may cause it to default or become unable to pay interest or principal due on the security. To limit this risk, the Fund's investments in these securities are limited to “investment grade” – those rated within the top four long-term rating or top two short-term rating categories by rating agencies such as Moody’s or Standard & Poor’s or unrated and determined by the Adviser to be of comparable quality. With respect to short-term money market instruments, the Fund’s investments in these securities are limited to prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by rating agencies such as Moody’s or Standard & Poor’s or, if not rated, determined by the Adviser to be of comparable quality.

Convertible Securities Risk The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Warrants Risk The Fund may invest in warrants. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

More information about permissible investments can be found under “Investment Strategies and Risks” on page 2 in the Statement of Additional Information (“SAI”).

Management

The Fund is an open-end investment company (mutual fund). The business of the Fund is managed under the oversight of the Board of Directors. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Fund’s executive officers, may be found in the SAI.

Adviser

Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830, has served as investment adviser to the Fund since the Fund’s inception in 1985. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

As of March 31, 2012, the Adviser had $6.1 billion of assets under management.

A discussion summarizing the factors which the Board most recently considered in connection with the continuation of the Investment Advisory Agreement between the Fund and the Adviser will be included in the Fund's semi-annual report for the six month period ending June 30, 2012.

Portfolio Managers

Messrs. Burn, Kane and DeGulis are jointly responsible for overall portfolio management and the execution of the Fund’s day-to-day investment policies.

Their business experience and educational background are as follows:

Harry Burn, III holds the Chartered Financial Analyst designation and received his B.A. and M.B.A. from the University of Virginia. He co-founded the Adviser in 1978 and has served as a portfolio manager since that date.

T. Gibbs Kane, Jr. holds the Chartered Financial Analyst designation and received his B.S.E. from the University of Pennsylvania Wharton School. He co-founded the Adviser in 1978 and has served as a portfolio manager since that date.

John P. DeGulis received a B.A. in Economics from Northwestern University, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 1996 and became a portfolio manager in 2003.

The Fund’s SAI provides additional information about each portfolio manager’s respective compensation, other accounts managed by each portfolio manager, and each portfolio manager’s respective ownership in the Fund.

Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Fund’s principal underwriter (the “Distributor”) acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor is not affiliated with the Adviser or with Citi or its affiliated companies.

Fund Expenses

The Fund pays for all of its expenses. The Adviser or other service providers may voluntarily waive all or any portion of their fees and reimburse certain expenses of the Fund. Any waiver or reimbursement would have the effect of increasing the Fund’s performance for the period during which the waiver was in effect. See “Buying Shares” on page 16.

Your Account

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share, or NAV, next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time), your transaction will be priced at that day’s NAV. If the transfer agent receives your purchase request after the close, your transaction will be priced at the next day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation or quarterly statement.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

When and How NAV is Determined The Fund calculates its NAV as of the close of the New York Stock Exchange on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the New York Stock Exchange closes early. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded on

How to Contact the Fund

Write to us at:

Sound Shore Fund

3435 Stelzer Road

Columbus, Ohio 43219

Telephone us Toll-Free at:

(800) 551-1980

Wire investments (or ACH payments)

For information on how to request a wire transfer please telephone us toll-free at (800) 551-1980 each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price on the market in which they are primarily traded. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices, as provided by independent pricing services. Fixed income securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Buying Shares

The Fund’s shares are offered to investors through a number of mutual fund platforms and broker-dealers. Fund platforms act as financial intermediaries, holding, on behalf of their investors, shares of the Fund in an omnibus account with the Fund’s transfer agent. The Fund’s transfer agent charges a fee of 10 basis points per annum based on all Fund assets under management for its services as transfer agent. In the case of shares that are bought directly by shareholders outside a Fund platform, the transfer agent acts as a full service transfer agent. In the case where shares are bought through a fund platform, the fund platform effectively provides sub transfer agent services that the transfer agent would otherwise have had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries the transfer agent fee it receives from the Fund and the Adviser agrees to pay the excess, if any, charged by a financial intermediary. The agreement further provides that for efficient payment purposes, the Adviser is responsible for paying the full fee to the financial intermediaries, subject to reimbursement to it by the Fund’s transfer agent of the transfer agent fee.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

How to Make Payments All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Absent the granting of an exception consistent with the Fund’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).

Checks For individual, sole proprietorship, joint and Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Sound Shore Fund,

Inc.” or to one or more owners of the account and endorsed to “Sound Shore Fund, Inc.” For all other accounts, the check must be made payable on its face to “Sound Shore Fund, Inc.” A $20 charge may be imposed on any returned checks.

Purchases by Automated Clearing House (“ACH”) This service allows you to purchase additional shares through an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 551-1980 to request an ACH transaction.

Wires You may instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. For information on how to request a wire transfer please telephone us toll-free at (800) 551-1980.

Account Application and Customer Identification and Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check if your original check has cleared the bank or if you paid by wire. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

Foreign Shareholder Policy In light of the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (FinCEN) requirement that mutual funds assess the Anti-Money Laundering risks associated with shareholder accounts maintained by foreign financial institutions and the fact that the Fund is not registered for sale outside the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy with respect to prospective or current shareholders reporting foreign addresses.

The Fund accepts new account applications that (1) reflect a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) reflect a U.S. military address; or (3) are in the name of a U.S. citizen that is residing outside the U.S. or its territories. All new accounts must also be associated with a valid U.S. taxpayer identification number. The Fund will only accept additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its territories; (2) reflects a U.S. military address or (3) is in the name of a U.S. citizen that is residing outside the U.S. or its territories; and (4) in every case, is associated with a valid U.S. taxpayer identification number.

Limitations on Frequent Purchases The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Specifically, redemption transactions effected by shareholders are analyzed against offsetting purchases within a specified period of time.

Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund reserves the right to cancel within one business day, restrict or reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. The Fund may also refuse any purchase requests, particularly requests that could adversely affect the Fund’s operations.

Because the Fund may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. However, under agreements it has with financial intermediaries, the Fund can, if it deems it appropriate, identify abusive trading patterns by underlying accounts held with a financial intermediary.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants)	• Instructions must be signed by all persons exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA • The custodian must sign instructions in a manner indicating custodial capacity
Business Entities

• Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity

• Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account

Trusts (including corporate pension plans)

• The trust must be established before an account can be opened

• Provide the first and signature pages from the trust document identifying the trustees

• Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust

Investment Procedures

How to Open an Account	How to Add to Your Account
By Check • Call or write us for an account application • Complete the application (and other required documents) • Mail us your application (and other required documents) and a check	By Check • Fill out an investment slip from a confirmation statement or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check

By Wire

• Call or write us for an account application and wire instructions

• Complete the application (and other required documents)

• Call us to fax the completed application (and other required documents) and we will assign you an account number

• Mail us your original application (and other required documents)

• Instruct your bank to wire your money to us

By Wire • Call to notify us of your incoming wire and to obtain wire instructions • Instruct your bank to wire your money to us

By ACH Payment

• Call or write us for an account application

• Complete the application (and other required documents)

• Call us to fax the completed application (and other required documents) and we will assign you an account number

• Mail us your original application (and other required documents)

• We will electronically debit your purchase proceeds from your selected financial institution account

By Systematic Investment

• Complete the systematic investment section of the application

• Attach a voided check to your application

• Mail us the completed application and the voided check

• We will electronically debit your purchase proceeds from your selected financial institution account

By Internet

• Visit our website www.soundshorefund.com

• Complete the application (and other required documents)

• We will electronically debit your purchase proceeds from your selected financial institution account

Systematic Investments You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account

By Mail

• Prepare a written request including:

• Your name(s) and signature(s)

• Your account number

• The Fund name

• The dollar amount or number of shares you want to sell

• How and where to send your proceeds

• Obtain a signature guarantee (See “Signature Guarantee Requirements”)

• Obtain other documentation (See “Signature Guarantee Requirements”)

• Mail us your request and documentation

By Wire or ACH

• Wire or ACH requests are only available if you provided bank account information on your account application and your request is for $10,000 (except for systematic withdrawals) or more and you did not decline wire or ACH redemption privileges on your account application

• Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

• Mail us your request (See “By Mail”)

By Telephone

• Call us with your request (unless you declined telephone redemption privileges on your account application)

• Provide the following information:

• Your account number

• Exact name(s) in which the account is registered

• Additional form of identification

• Your proceeds will be:

• Mailed to you or

• Electronically credited to your account at the financial institution identified on your account application

Systematically

• Complete the systematic withdrawal section of the application

• Attach a voided check to your application

• Mail us your completed application

• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Wire or ACH Redemptions You may have your redemption proceeds sent to you by wire or ACH if you provided bank account information on your account application. The minimum amount you may request by wire or ACH is $10,000, except for systematic withdrawals. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

Systematic Withdrawal If you own shares of the Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

Signature Guarantee Requirements To protect you and the Fund against fraud, certain redemption options will require a signature guarantee provided by an institution that is a member of a recognized Medallion Signature Guarantee Program. A signature guarantee verifies the authenticity of your signature. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a recognized Medallion Signature Guarantee Program guarantor.

The Fund and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more

•	Changes to a shareholder’s record name

•	Redemption from an account for which the address or account registration has changed within the last 30 days

•	Sending redemption and distribution proceeds to any person, address, or financial institution account not on record

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•	Adding or changing ACH or wire instructions, telephone redemption options, or any other election in connection with your account

The Fund and the transfer agent reserve the right to require signature guarantees on all redemptions.

Small Accounts If the value of your account falls below $10,000 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 30 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account’s market value.

Redemption In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund’s assets).

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Retirement Accounts

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Other Information

Distributions

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” currently taxable to individuals at a maximum Federal income tax rate of 15% through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss in such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The Selected Data for a Single Share has been audited by Deloitte & Touche, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the annual report, which is available upon request.

	2011	2010	2009	2008	2007
Selected Data for a Single Share
Net Asset Value, Beginning of Period	$31.82	$28.58	$22.76	$35.68	$39.19

Investment Operations
Net investment income(a)	0.22	0.19	0.22	0.25	0.20
Net realized and unrealized gain (loss) on investments	(2.18)	3.25	5.82	(12.91)	0.83

Total from Investment Operations	(1.96)	3.44	6.04	(12.66)	1.03

Distributions from
Net investment income	(0.23)	(0.20)	(0.22)	(0.26)	(0.21)
Return of capital	(0.10)	—	—	—	—
Net realized gains	—	—	—	—	(4.33)

Total Distributions	(0.33)	(0.20)	(0.22)	(0.26)	(4.54)

Net Asset Value, End of Period	$29.53	$31.82	$28.58	$22.76	$35.68

Total Return	(6.18)%	12.13%	26.64%	(35.60)%	2.58%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)	$1,588,823	$1,927,863	$2,116,522	$1,624,674	$2,730,928
Ratios to Average Net Assets:
Expenses	0.94%	0.94%	0.94%	0.92%	0.92%
Net investment income	0.69%	0.66%	0.89%	0.80%	0.50%
Portfolio Turnover Rate	61%	64%	97%	111%	84%

(a)	Calculated using the average shares outstanding for the period.

The ratio of expenses to average net assets from the Financial Highlights table (above) may not correlate to Total Annual Operating Expenses which is shown on page 2, because the ratio of expenses to average net assets reflects the direct operating expenses of the Fund but does not include money market fund fees and expenses which may be incurred indirectly by the Fund as a result of investments in certain pooled investment vehicles, such as money market mutual funds.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale and Dorr LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

FOR MORE INFORMATION

Annual/Semi-Annual/ Reports

The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund’s investments.

In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

SOUND SHORE FUND

3435 Stelzer Road

Columbus, Ohio 43219

(800) 551-1980

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s Web site at www.soundshorefund.com.

Securities and Exchange Commission Information

Free copies of the annual/semi-annual reports and the SAI are available on the SEC’s Web site at www.sec.gov.

In addition, you can review the annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. You can also get copies of this information, for a fee, by e-mail or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

E-mail address: publicinfo@sec.gov

Investment Company Act File No. 811-4244.

107-PU-0512

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2012

Sound Shore Fund, Inc.

Ticker: SSHFX

FUND INFORMATION:

Sound Shore Fund, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

http://www.soundshorefund.com

INVESTMENT ADVISER:

Sound Shore Management, Inc.

8 Sound Shore Drive

Greenwich, Connecticut 06830

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, Ohio 43219

(800) 551-1980

This Statement of Additional Information, or SAI, supplements the Prospectus of Sound Shore Fund, Inc. (the “Fund”) dated May 1, 2012, as may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by contacting shareholder services at the address or telephone number listed above.

Financial statements for the Fund for the year ended December 31, 2011 included in the Annual Report to shareholders, are incorporated by reference into, and are legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above or by visiting the Fund’s web site at the URL address above.

GLOSSARY

“Accountant” means Citi, fund accountant of the Fund.

“Administrator” means Citi, administrator of the Fund.

“Adviser” means Sound Shore Management, Inc.

“Board” means the Board of Directors of the Fund.

“Citi” means Citi Fund Services Ohio, Inc.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Citibank, N.A., the custodian of the Fund’s assets.

“Distributor” means Foreside Fund Services, LLC, distributor of the Fund’s shares.

“FCS” means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

“Fitch” means Fitch Ratings.

“Fund” means Sound Shore Fund, Inc.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s.

“Transfer Agent” means Citi, the transfer agent and distribution disbursing agent of the Fund.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“U.S. Treasury Securities” means obligations issued or guaranteed by the U.S. Treasury.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

1

1. INVESTMENT STRATEGIES AND RISKS

The following discussion supplements the disclosure in the Prospectus about the Fund’s investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor’s funds that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities). The Fund expects that for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics. The Fund may also invest in U.S. government or government agency obligations, investment grade corporate debt securities, preferred stocks, convertible securities, warrants, and/or short-term money market instruments when deemed appropriate by the Adviser.

A. DEBT SECURITIES

The Fund may also invest a portion of its assets in fixed income (debt) securities.

1. In General

The Fund may invest in debt securities with an investment grade credit rating, or unrated and determined by the Adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stock are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are “P-3” in the case of Moody’s, “A-3” in the case of S&P and “F-3” in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

2. Risks

An investment in debt securities is subject to interest rate risk and credit risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. An increase in interest rates typically causes a fall in the value of debt securities. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. To limit credit risk relating to the financial condition of issuers of debt securities, the Fund may only invest in investment grade debt.

B. TEMPORARY DEFENSIVE POSITION

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality.

1. In General

Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

2

2. Risks

If the Fund departs from its investment strategies during temporary defensive periods it may not achieve its investment objective.

C. CONVERTIBLE SECURITIES

The Fund may only invest in convertible securities that are investment grade.

1. In General

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are debt securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. Convertible securities, however, generally, have lower yields than comparable non-convertible securities. These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

2. Risks

Investment in convertible securities generally entails less risk than investment in the issuer’s common stock. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and they provide the potential for capital appreciation if the market price of the underlying common stock increases. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. An increase in interest rates typically causes a fall in the value of such instruments.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

3. Value of Convertible Securities

The value of a convertible security is a function of its “investment value” and its “conversion value”. The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D. ILLIQUID AND RESTRICTED SECURITIES

The Fund may not acquire or invest in “illiquid securities” if, as a result, more than 10% of the Fund’s net assets (taken at current value) would be invested in such securities.

1. In General

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, purchased over-the-counter options, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

3

2. Risks

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

E. WARRANTS

The Fund may invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

1. Risks

Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Investments in warrants involve certain additional risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein). The Fund will not invest in warrants if (i) more than 5% of the Fund’s total assets would be invested in warrants or (ii) more than 2% of the value of the Fund’s total assets would be invested in warrants not listed on the New York Stock Exchange.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the Fund without shareholder approval.

A. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

4

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities.

5. Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except that the Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets;

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days;

9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

11. Purchase or acquire commodities or commodity contracts;

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14. Invest in companies for the purpose of exercising control.

B. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following non-fundamental investment restrictions, which may be changed without the approval of the Fund’s stockholders. The Fund may not:

1. Invest in any oil, gas or other mineral lease; or

2. Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.

If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund’s policies or restrictions. In addition, the investment objective of the Fund, which is growth of capital, is also a fundamental policy.

3. MANAGEMENT

A. DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Maryland. Among its duties, the Board generally meets and reviews on a quarterly basis, among other things, the actions of all of the Fund’s service providers. This review also includes a periodic review of the service provider’s agreements and fees charged to the Fund. The names of the Directors and officers of the Fund, their address and age, their position with the Fund, length of service, and principal occupations during the past five years are set forth below. Each Director and officer holds office until his or her successor is elected and qualified and or until such Director or officer resigns upon written notification to the Fund. For each Director, information concerning the number of other directorships/trusteeships held by the Director has also been included; as the Fund consists of a single portfolio, this number does not include

5

additional related portfolios overseen by the Directors. Each Director’s education, professional training, business, not-profit and/or public service background, experienced professional judgment and commitment to participation on the Board and to the interests of Fund shareholders contribute to his qualification to serve on the Board. Also set forth below are specific experience, qualifications, attributes and skills that are related to each Director’s service as a director in light of the Fund’s business and structure.

The Board is comprised of three Independent Directors – i.e., directors who are not “interested persons” as defined in the 1940 Act - and two interested directors. Information for Independent Directors is set forth separately from information for interested directors below. The chairman of the Board, Harry Burn, III, is an interested director. The Independent Directors have designated David Blair Kelso as lead independent director. The role of the lead independent director includes, among other things, coordinating communications with management and other service providers and assisting with administration of Board operations. The Board has determined that this leadership structure is appropriate for it to effectively serve and protect the interests of shareholders based on a number of factors, including the Board’s history of successful operation with an interested director as chairman, including effective scheduling of meetings, creation of Board agendas, conduct of meetings, and oversight of risk management. This oversight function involves supervision of the Adviser and the Fund’s other service providers, its operations and its compliance program, with particular focus on potential conflicts, through periodic Board reporting. In considering its leadership structure, and particularly the interested status of its chairman, the Board took into account the fact that the Fund is a stand-alone fund and is not affiliated with other financial institutions which could increase the potential for conflicts. The Board also took into account the fact it consists of five Directors, all of whom have worked efficiently together as a Board for over six years and that their extended experience working collaboratively with one another has facilitated efficient and effective Board operations. In connection with consideration of the Board’s leadership structure, the Independent Directors designated an independent lead director to further enhance the efficiency and effectiveness of Board operations.

Name, Address and Age	Position(s) With the Fund	Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Other Directorships Held by Director during the Past Five Years	Experience, Qualifications, Attributes and Skills Related to Director Service

Independent Directors

Harry W. Clark c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 63	Director; Audit Committee (1) (member); Nominating Committee (2) (member); Valuation Committee (3) (member)	January 23, 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 200l; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005.		Extensive business experience, including expertise in regulatory policy, legislative policy and communications

H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 67	Director; Audit Committee (1) (member); Nominating Committee (2) (member); Valuation Committee (3) (member)	January 23, 2006 to present	Senior Managing Director/Portfolio Management, First Republic Investment Management (investment counseling firm) September 1978 to present (Director since September 1997).	Past President of Investment Advisor Association 1990-1992.	Extensive business experience, including experience related to investment management

David Blair Kelso c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 59	Lead Independent Director; Audit Committee (1) (Chair); Nominating Committee (2) (Chair); Valuation Committee (3) (member); Audit Committee Financial Expert	January 23, 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm), since October 2003; Trustee, Connecticut College, since October 2007; Director, Round Hill Development Corp. (resort development firm), since 2006; Director, Aspen Holdings, Inc. (insurance firm), (2005 – April 2011); Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm),	Director, EXL Services, Inc. (since July 2006) Director, Assurant, Inc. (since March 2007)	Extensive business experience, including board service and experience related to financial matters. M.B.A., University of Virginia.

6

Name, Address and Age	Position(s) With the Fund	Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Other Directorships Held by Director during the Past Five Years	Experience, Qualifications, Attributes and Skills Related to Director Service
September 2001 – September 2003; Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm), August 1996 – August 2001.

Interested Directors

Harry Burn, III, M.B.A. (4) 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 68	Chairman and Director; Valuation Committee (3) (member)	April 1985 to present (Chairman September 1992 to present)	Chairman and Director, Sound Shore Management, Inc., since 1978; Chartered Financial Analyst.		More than twenty-five years experience in advising the Fund, as well as private accounts and in managing a registered investment adviser.

T. Gibbs Kane, Jr. (4) 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 64	President and Director, Valuation Committee (3) (member)	April 1985 to present	President and Director, Sound Shore Management, Inc., since 1977; Chartered Financial Analyst.		More than twenty-five years experience in advising the Fund, as well as private accounts and in managing a registered investment adviser.

Officers

Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 44	Secretary; Valuation Committee (3) (Chair)	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., since June 2007; Chartered Financial Analyst.

Charles S. Todd Three Canal Plaza Suite 100	Treasurer	June 2009 to present	Director, Foreside Management Services, LLC (December 2008 to present); Vice President/

7

Name, Address and Age	Position(s) With the Fund	Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Other Directorships Held by Director during the Past Five Years	Experience, Qualifications, Attributes and Skills Related to Director Service
Portland, Maine 04101 Age: 40			Assistant Vice President within the Fund Administration Department of J.P. Morgan Investor Services Co. (June 2000 – December 2008).

Julie L. Walsh 10 High Street Suite 302 Boston, Massachusetts 02110 Age: 41	Chief Compliance Officer	May 1, 2011 to present	Managing Director, Foreside Compliance Services, LLC (May 2010 to present); Compliance/Marketing Consultant, Grantham, Mayo, Van Otterloo & Co. LLC (May 2008 – May 2010); Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (April 1995 – May 2008)

(1)

Pursuant to a charter adopted by the Board, the Audit Committee oversees the Fund’s fund accounting and auditing processes. The Audit Committee is comprised of all the independent directors. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). During the fiscal year ended December 31, 2011, the Audit Committee met three times.

(2)

Pursuant to a charter adopted by the Board, the Nominating Committee oversees the composition of both the Board as well as the various committees of the Fund. The Nominating Committee is comprised of all the independent directors. The charter provides that the Committee is to (i) evaluate candidates’ qualifications and their independence from the Adviser and other principal service providers; (ii) select persons who are “independent” in terms of both the letter and spirit of the 1940 Act; and (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers. It also must periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new directors. During the fiscal year ended December 31, 2011, the Nominating Committee did not meet. Under the Nominating Committee charter, the Committee reviews candidates for, and makes nominations of, independent directors to the Board. The Fund is not required to hold annual meetings of shareholders for the election of Directors and holds shareholder meetings for the election of Directors only when, pursuant to the requirements of 1940 Act, less than a stipulated number of Directors were elected by shareholders. Consequently, the Nominating Committee has not adopted a policy with regard to the consideration of Director candidates by shareholders, nor has it established formal procedures to be followed by shareholders who might wish to submit a recommendation.

(3)

Pursuant to a charter adopted by the Board, the Valuation Committee is composed of all independent Directors, any two officers of the Fund and a representative of the Adviser. The purpose of the Committee is to ensure that the securities and others assets of the Fund are valued in accordance with the Fund’s Portfolio Valuation Procedures. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2011, the Valuation Committee was not required to meet.

(4)	Mr. Burn and Mr. Kane may be deemed to be “interested persons” of the Fund by virtue of their positions as shareholders, senior officers and Directors of the Adviser.

8

B. DIRECTOR OWNERSHIP OF FUND SHARES

Directors	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2011	Aggregate Dollar Range of Ownership as of December 31, 2011 in all Funds Overseen by Director in the Same Family of Investment Companies
Independent Directors
Harry W. Clark	$0	$0
H. Williamson Ghriskey Jr.	Over $100,000	Over $100,000
David Blair Kelso	$0	$0
John J. McCloy II(1)	$0	$0
Interested Directors
Harry Burn III	Over $100,000	Over $100,000
T. Gibbs Kane, Jr.	Over $100,000	Over $100,000

(1)	Resigned February 1, 2012.

C. OWNERSHIP IN SECURITIES OF THE ADVISER AND THE PRINICPAL UNDERWRITER

As of December 31, 2011, no independent Director or any of his immediate family members owned beneficially or of record securities of the Fund’s investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Fund investment adviser or principal underwriter.

D. COMPENSATION OF DIRECTORS

Each independent Director receives quarterly fees of $1,250 plus $5,000 per quarterly in person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically.

Independent Directors are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Interested Directors receive no compensation for their services or reimbursement for their associated expenses. No officer of the Fund is compensated by the Fund.

The following table sets forth the fees paid to each independent Director by the Fund for the fiscal year ended December 31, 2011.

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund
John J. McCloy II(1)	$22,000	$0	$0	$22,000
Harry W. Clark	$25,000	$0	$0	$25,000
H. William Ghriskey, Jr.	$25,000	$0	$0	$25,000
David Blair Kelso	$25,000	$0	$0	$25,000

(1)	Resigned February 1, 2012.

9

4. SERVICE PROVIDERS

A. INVESTMENT ADVISER

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the investment and reinvestment of the Fund’s assets, in accordance with the Fund’s investment objective, policies and limitations, subject to the general supervision and control of the Directors and Officers of the Fund.

2. Ownership of Adviser/Affiliations

The Adviser is 100% owned by Harry Burn, III, T. Gibbs Kane, Jr., Shanna S. Sullivan, John P. DeGulis and James F. Clark. Messrs. Burn and Kane each own more than 25% of stock of the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Directors or officers of the Fund that are employed by and/or serve as directors/officers of the Adviser are Harry Burn, III, T. Gibbs Kane, Jr. and Lowell Haims.

3. Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average net assets. The fee is accrued daily by the Fund and is paid monthly, equal to 0.75% per annum based on average daily net assets for the previous month.

Table 1 in Appendix B shows the dollar amount of fees paid to the Adviser for the last three fiscal years.

4. Portfolio Management Information

As of December 31, 2011, Harry Burn, III, T. Gibbs Kane, Jr. and John P. DeGulis acted as portfolio managers for two other mutual funds, which, as of December 31, 2011, had allocated to the Adviser for management, assets with a value of $157.8 million. These mutual funds do not pay the Adviser a performance-based fee. The portfolio managers service one other pooled investment vehicle with assets totaling $45 million. The pooled investment vehicle does not pay the Adviser a performance based fee.

As of December 31, 2011, Messrs. Burn, Kane and DeGulis acted as portfolio managers for 44 other accounts with a market value of $3.8 billion. No account pays the Adviser a performance-based fee.

Messrs. Burn, Kane and DeGulis, like all employees of the Adviser, receive a fixed cash salary, a cash contribution to the Adviser’s profit sharing plan, and an annual cash bonus. Bonuses and contributions to the profit sharing plan are not based on the performance of the Fund or any other account, but are paid each year out of a pool comprised of the excess of aggregate revenues from all sources, less aggregate expenses. Senior management, including the portfolio managers, receives a significant amount of the pool.

As of December 31, 2011, Messrs. Kane, Burn and DeGulis each owned Fund shares valued in excess of $1 million.

The Adviser does not believe that material conflicts of interest arise as result of a portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of the Adviser involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by the Adviser of portfolio allocation and best execution procedures, (3) the maintenance by the Adviser of a Code of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how the Adviser manages a client account.

If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

Under the investment advisory agreement, the Adviser is not liable except for lack of good faith or by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of the Adviser’s obligations and duties under the agreement.

B. DISTRIBUTOR AND AFFILIATED COMPANIES OF THE DISTRIBUTOR

1. Distribution Services and Compensation of Distributor

The Distributor serves as the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the

10

Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor, Adviser or Fund may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution”, and collectively “Financial Institutions”) through which investors may purchase or redeem shares. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares are sold without a sales charge or distribution fees. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cut-off times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution’s procedures and read the prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Distributor receives no compensation from the Fund for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

2. Compliance Services

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Officer (“AMLO”) to the Fund as well as certain additional compliance support functions (“Compliance Services”). FCS receives $40,000 for CCO services, an annual fee equal to 0.0045% of the average daily net assets of the Fund for compliance support services as well as certain out-of pocket expenses.

The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund’s Board or by FCS on 60 days’ written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, if the CCO/AMLO acts in good faith and in a manner reasonably believed by him or her to be in the best interests of the Fund (and would not otherwise be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office), the Fund shall indemnify the AMLO, CCO and FCS, and all other of its employees, agents, directors, officers and managers and any person who controls FCS within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 (the “Foreside Indemnitees”) and hold the AMLO, CCO and Foreside Indemnitees harmless from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to the service of such employee or agent of FCS as AMLO and CCO of the Fund. Similarly, under the same agreement, FCS agrees to indemnify and hold harmless the Fund, its employees, agents, directors, officers and managers (other than the AMLO and CCO) (“Fund Indemnitees”), from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to (i) AMLO or CCO actions taken or failures to act with respect to the Fund that are by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) any breach of this Agreement by FCS; or (iii) any breach of FCS’ representations set forth in Section 4 of the agreement.

Under the Compliance Agreement, the Fund, and not FCS, is solely responsible for approval of the designation and compensation of the CCO, as well as for removing the CCO from his or her responsibilities related to the Fund in accordance with Rule 38a-1 of the 1940 Act. In addition, FCS is not liable for the errors of other service providers to the Fund or their systems under the agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and its affiliates for Compliance Services rendered, the amount of fees waived by FCS and its affiliates, and the actual fees received by the FCS and its affiliates. The data is for the past three fiscal years.

3. PFO/Treasurer Services

Under a PFO/Treasurer Services Agreement (the “Treasurer Services Agreement”) with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”)/Treasurer to the Fund for an annual fee of $25,000.

The Treasurer Services Agreement continues in effect until terminated. The Treasurer Services Agreement is terminable with or without cause and without penalty by the Fund’s Board on 15 days’ written notice to FMS or by FMS on 30 days’ written notice to the Fund.

11

Under the Treasurer Services Agreement, if the PFO/Treasurer acts in good faith and in a manner reasonably believed by him or her to be in the best interests of the Fund (and would not otherwise be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office), the Fund shall indemnify the PFO/Treasurer and FMS, and all other of its employees, agents, directors, officers and managers and any person who controls FMS within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 (the “Foreside Indemnitees”) and hold the PFO/Treasurer and Foreside Indemnitees harmless from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to the service of such employee or agent of Foreside as PFO and Treasurer of the Fund. Similarly, under the same agreement, FMS agrees to indemnify and hold harmless the Fund, its employees, agents, directors, officers and managers (other than the PFO/Treasurer) (“Fund Indemnitees”), from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to (i) PFO/Treasurer actions taken or failures to act with respect to the Fund that are by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) any breach of this Agreement by FMS; or (iii) any breach of FMS’ representations set forth in Section 4 of the agreement. Under the Treasurer Services Agreement, FMS shall not be liable for the errors of other service providers to the Fund or their systems.

Table 3 in Appendix B shows the dollar amount of the fees paid to FMS and its affiliates for treasurer services rendered, the amount of fees waived by FMS and its affiliates, and the actual fees received by the FMS and its affiliates. The data is for the past three fiscal years.

C. OTHER FUND SERVICE PROVIDERS

1. Administrator

Pursuant to an administration agreement with the Fund (the “Administration Agreement”), the Administrator is responsible for overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as auditing, shareholder servicing and other services performed for the Fund. Among other things, it also monitors sales of Fund shares, maintains Fund records, oversees the calculation of performance data and oversees distributions to Fund shareholders to maintain qualification of the Fund as a regulated investment company.

For its services, effective February 2, 2008 the Administrator receives a fee from the Fund equal to 0.03% of the first $1 billion in average daily net assets and 0.02% of the Fund’s remaining average daily net assets, subject to an annual minimum fee of $500,000. Prior to that date, the Administrator received a fee from the Fund equal to 0.05% of the first $1 billion in average daily net assets and 0.03% of the Fund’s remaining average daily net assets, subject to an annual minimum fee of $500,000. The Administration Agreement is terminable without penalty by the Board or by the Administrator on 60 days’ written notice. Under the Administration Agreement, the Administrator is not liable to the Fund for any act or inaction by it in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to it by a duly authorized officer of the Fund.

Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator’s officers and persons who control the Administrator) are indemnified by the Fund against any and all claims and expenses related to the Administrator’s actions or omissions that are consistent with the Administrator’s contractual standard of care, requiring it to use its best judgment and efforts in rendering the services described in the Administration Agreement.

Table 4 in Appendix B shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees that were waived by the Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.

2. Fund Accountant

As fund accountant, pursuant to an agreement with the Fund (the “Accounting Agreement”), the Accountant provides fund accounting services to the Fund. These services include maintaining certain portfolio records of the Fund, calculating the NAV per share of the Fund and the Fund’s dividends and distributions, if any, and preparing periodic reports to shareholders and the SEC.

Since February 1, 2008, fees rendered for accounting services are included in the administration fee.

The Accounting Agreement is terminable without penalty by a vote of a majority of the Board or by the Accountant on 60 days’ written notice. Under the Accounting Agreement, the Accountant is not liable to the Fund for any act or inaction in the absence of bad faith, willful misconduct or gross negligence or based upon information, instructions or requests made to it by a duly authorized officer of the Fund.

Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant’s officers and persons who control the Accountant) are indemnified by the Fund against any and all claims and expenses related to the Accountant’s actions or omissions that are consistent with the Accountant’s contractual standard of care, requiring it to use its best judgment and efforts in rendering the services described in the Accounting Agreement.

12

3. Transfer Agent

As transfer agent and distribution paying agent, pursuant to an agreement with the Fund (the “Transfer Agency Agreement”), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of the Comptroller of the Currency.

4. Custodian

The Custodian, pursuant to an agreement with the Fund, safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians. The Custodian is located at 388 Greenwich Street, 14th Floor, New York, New York 10013.

5. Legal Counsel

Legal matters in connection with the issuance of shares of the Fund are passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036.

6. Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“D&T”), Two World Financial Center, New York, New York, 10281-1414, is the Fund’s independent registered public accounting firm, providing audit services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. Deloitte Tax LLP, an affiliate of D&T, reviews the Fund’s tax returns.

5. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission (in the case of a secondary offering) or a sales concession paid by the issuer to the underwriter (in the case of an Initial Public Offering).

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid for the past three fiscal years.

C. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser of the Fund places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

13

The Adviser of the Fund seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1. Choosing Brokers

The Adviser relies on outside research services provided by brokers to augment its knowledge of economic and corporate events to each client’s end benefit. The Adviser believes that such services save time and duplication of effort and aid in the performance of client accounts. Therefore, the Adviser may pay a broker from whom it receives research services a brokerage commission in excess of that which another broker might have charged for effecting the same transactions. Brokerage commissions generated by the trading activities of one client account may be used to provide research to assist the Adviser in carrying out its responsibilities both for that client account, as well as other accounts without tracing benefits to commissions generated by a particular client account.

In selecting a broker to execute securities transactions, the Adviser considers a variety of factors, including the value of research provided by the broker, the broker’s execution capability, the commission rate charged by the broker, the broker’s financial responsibility and the broker’s responsiveness to the Adviser. Subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of these other factors. The Adviser believes it is important to its investment decision-making processes to have access to independent research.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are received primarily in the form of access to various computer-generated data, written reports, telephone contacts and personal meetings with security analysts, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. While brokers with whom the Adviser effects trades may provide the Adviser with their own internally produced research, in some cases, research services are generated by third parties and supplied to the Adviser by or through brokers provided that, in this case, the broker must directly incur the obligation to pay the third party.

2. Aggregation of Orders

The Adviser will generally aggregate transactions provided that aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for its clients and is consistent with the terms of the Adviser’s investment advisory agreement with each client for which trades are being aggregated. Prior to entering an aggregated trade order, the Adviser prepares a trading blotter allocating shares on a pro rata basis to the participating client accounts. The shares are allocated pro rata based on account size, but adjusted when necessary to reflect client specific factors such as recent additions or withdrawals, as well as client directives i.e., “no tobacco,” position size directives “no more than 3% at cost,” or “up to 10% at market,” etc. In general, the Adviser strives to equalize positions in a security throughout its client base, to these target percentages equitably. If the order is partially filled, it will be allocated pro rata based on the trading blotter, although exceptions may be made for clients whose share percentage before the trade is more/or less than other clients, so that the additional shares purchased or sold bring all clients as close to the same targeted ownership percentage as is practicable. An aggregated order provides the participants the average share price for all the Adviser’s purchases/sales executed in that order throughout a given business day, with transaction costs shared pro rata based on each client’s participation in the transaction. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the trading blotter if all client accounts receive fair and equitable treatment, and the reason for the difference is indicated in writing or by email and is approved in writing or by email by the Adviser’s Compliance Officer (or in his absence, his designee) no later than one hour after the opening of the markets on the trading day following the day on which the order is executed.

Under certain circumstances, it may be in a client’s best interest not to participate in an aggregate order with the Adviser’s other clients (e.g. this is generally the case for “Wrap” account clients whose commission costs are covered as part of the bundled fee that the Wrap participants pay to the Wrap sponsor). In such cases, the Adviser will place (or direct the responsible party to place) an order for that client at a set time (or times) during a trading day. The intent of this procedure is that by executing trades before, during, and after the aggregated trades, clients who are not part of the Adviser’s aggregated orders will achieve average execution prices that are substantially the same as all other Adviser clients.

14

Occasionally the Adviser will participate in Initial Public Offerings (IPO’s). In most cases, the Adviser is unable to purchase sufficient shares to fill all clients to a meaningful position. If sufficient shares are purchased, the security will be allocated as described in the preceding paragraph. If it is not practical to allocate on a pro rata basis as the number of shares purchased is so small, then allocation will be made alphabetically utilizing procedures which should not advantage or disadvantage any client account.

3. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. It is not the Fund’s intent, nor has it been its practice, to engage in active and frequent trading of its securities. This type of trading could increase the amount of capital gains realized by the Fund and total securities transactions costs. The Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser turnover based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

D. SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:(1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

E. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Specifically, the Fund’s portfolio holdings are considered publicly available when quarterly Form 13Fs are filed electronically by the Adviser, with the SEC, where they may be viewed by the public. Form 13F lists all securities held in accounts over which the Adviser has investment discretion. Form 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported on Form N-Q within 60 days of the end of those periods. You may request a copy of the Fund’s latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s web site at http://www.sec.gov.

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by sector and industry, as applicable. This information is made available through marketing communications (including advertisements and sales literature), the Transfer Agent telephone customer service center, and the Fund’s web site at http://www.soundshorefund.com. This information is released within 15 days after the month end.

The Board has also authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Administrator, Custodian, and Fund Accountant may have access to the Fund’s nonpublic portfolio holdings information on a daily basis. The Distributor and its affiliates may have access to the Fund’s non public portfolio holdings information on a monthly basis. Mailing services and financial printers may have access to the Fund’s non public portfolio holdings information prior to distribution to the public. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an ongoing basis. The Directors, officers and legal counsel to the Fund may receive information on an as needed basis. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Fund’s, Adviser’s, and Administrator’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

The Fund’s portfolio holdings disclosure policy is reviewed by the Board at least annually, or more frequently if necessary. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the

15

Board. In addition, the Board will receive any interim reports that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent’s offices located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are offered on a continuous basis by the Distributor at net asset value (“NAV”) per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established by fair valuation).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2. UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption or other requests relating to the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Prospectus or the Financial Institution’s contractual arrangements with the Fund and/or its agents. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.

The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

16

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption in Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. In the opinion of the Fund’s management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

D. NAV DETERMINATION

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which may be valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV. The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, in the judgment of the Adviser, the prices or values do not represent the fair value of the instrument.

E. NYSE HOLIDAY SCHEDULE

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday, Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving Day.

F. DISTRIBUTIONS

Distributions of net investment income and capital gain will be reinvested on the payment date at the Fund’s NAV on the ex-date for such distributions. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

7. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

17

All investors should consult their own tax advisor as to the federal, state, local and foreign tax provisions applicable to them.

A. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund’s fiscal year end).

1. Meaning of a Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses), net short-term capital gains, and capital gain net income (i.e., the excess of long-term capital gains over long-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

•

The Fund must distribute at least 90% of its investment company taxable income (i.e., net investment income and net short-term capital gains) for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, income from certain publicly traded partnerships, and gains from the sale or other disposition of securities, or other income derived from its business of investing in securities.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), certain publicly traded partnerships, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders or, through 2012, dividends qualified for lower tax rates in the case of individual shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income semi-annually each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders if certain holding period requirements are satisfied.

Some of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder receiving the distribution.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made annually, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). Capital losses incurred in tax years beginning after December 22, 2010 generally may be carried forward indefinitely. All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

18

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Shareholders purchasing shares of the Fund just prior to the ex-dividend date of a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted growth income” (in the case of estates or trusts) exceeds a threshold amount.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The Fund has elected to substitute its December tax year for the one-year period ending on October 31.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

D. SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers from excess losses.

E. WITHHOLDING TAX

The Fund will be required to withhold Federal income tax at the required Federal backup withholding rate on distributions paid to any shareholder: (1) who has failed to provide correct tax payer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Tax withholding at the rate of 30% (or lower treaty rate if applicable) will also generally apply to dividends paid to any non-U.S. shareholder.

19

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payment of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

F. STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

8. OTHER MATTERS

A. GENERAL INFORMATION

Sound Shore Fund, Inc. was organized as a corporation under the laws of the State of Maryland on February 15, 1985. The Fund has operated under that name and as an investment company since that date.

Sound Shore Fund, Inc. is registered with the SEC as an open-end, management investment company (a “mutual fund”) under the 1940 Act. The Fund is diversified as that term is defined by the 1940 Act. The Fund offers shares of its common stock.

It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of the Fund are entitled to vote at shareholders’ meetings. The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share. The Board may, without shareholder approval, classify or re-classify any unissued shares into other classes or series of shares.

The Fund’s existence is of unlimited duration.

B. CODE OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. Subject to certain restrictions, the codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Maryland law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder’s pro rata share of all distributions arising from the Fund’s assets and, upon redeeming shares, will receive the portion of the Fund’s net assets represented by the redeemed shares.

D. FUND OWNERSHIP

As of March 31, 2012, the percentage of shares owned by all Officers and Directors of the Fund as a group was 1.30% of the shares of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 7 of Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of March 31, 2012, there were no beneficial owners, directly or indirectly of more than 25% of the shares of the Fund.

20

E. LIMITATIONS ON DIRECTORS’ AND OFFICERS’ LIABILITY

The Articles of Incorporation of the Fund provide that the Directors and officers will be indemnified to the fullest extent permitted by the general corporation law of the State of Maryland. However, the 1940 Act limits this scope by providing that no Director or officer will be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

F. PROXY VOTING PROCEDURES

The Board has approved policies and procedures governing the voting of proxies relating to the portfolio securities of the Fund. Those procedures provide for the delegation of the voting of proxies relating to the Fund’s portfolio securities to the Adviser. Copies of the Adviser’s proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 551-1980; (2) on the Fund’s web site at http://www.soundshorefund.com and (3) on the SEC’s web site at http://www.sec.gov.

G. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The complete registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or at http://www.sec.gov, the web site of the SEC.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

H. FINANCIAL STATEMENTS

The Fund’s financial statements and financial highlights for the fiscal year ended December 31, 2011 are incorporated herein by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

21

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

A.	CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.	Moody’s Investors Service

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s Corporation

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless Standard & Poor’s believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.	Fitch Ratings

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

RD	Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

B. PREFERRED STOCK

1. Moody’s Investors Service

Aaa	An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa	An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A	An issue which is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa	An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba	An issue which is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B	An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C. SHORT TERM RATINGS

1. Moody’s Investors Service

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.

• High rates of return on funds employed.

• Conservative capitalization structure with moderate reliance on debt and ample asset protection.

• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

• Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B - MISCELLANEOUS TABLES

TABLE 1 - Investment Advisory Fees

The following table shows the dollar amount of fees paid to the Adviser for the last three fiscal years

Advisory Fee Paid
Year Ended December 31, 2011	$13,764,845
Year Ended December 31, 2010	$14,816,703
Year Ended December 31, 2009	$13,550,062

TABLE 2 - Compliance Fees

The following table shows the dollar amount of fees paid to FCS and its affiliates for Compliance Services rendered to the Fund, the amount of fees waived by FCS and its affiliates, if any, and the actual fees received by FCS and its affiliates for the last three fiscal years.

	Compliance Fee Paid	Compliance Fee Waived	Compliance Fee Received
Year Ended December 31, 2011	$116,500	$0	$116,500
Year Ended December 31, 2010	$135,098	$0	$135,098
Year Ended December 31, 2009	$121,758	$0	$121,758

TABLE 3 – PFO/Treasurer Services

The following table shows the dollar amount of fees paid to FMS and its affiliates for PFO/treasurer services rendered to the Fund, the amount of fees waived by FMS and its affiliates, if any, and the actual fees received by FMS and its affiliates during the last three fiscal years.

	PFO/Treasurer Fee Paid	PFO/Treasurer Fee Waived	PFO/Treasurer Fee Received
Year Ended December 31, 2011	$25,000	$0	$25,000
Year Ended December 31, 2010	$25,000	$0	$25,000
Year Ended December 31, 2009	$25,000	$0	$25,000

TABLE 4 - Administrator Fees

The following table shows the dollar amount of fees paid to the Administrator for services rendered to the Fund, the amount of fees waived by the Administrator, if any, and the actual fees received by the Administrator for the last three fiscal years.

	Administration Fee Paid	Administration Fee Waived and Expenses Reimbursed	Administration Fee Received
Year Ended December 31, 2011	$494,745	$0	$494,745
Year Ended December 31, 2010	$515,353	$0	$515,353
Year Ended December 31, 2009	$520,765	$0	$520,765

B-1

TABLE 5 - Commissions

The following table shows the aggregate brokerage commissions for the past three fiscal years.

	Total Brokerage Commissions Paid
Year Ended December 31, 2011	$2,336,678
Year Ended December 31, 2010	$2,799,007
Year Ended December 31, 2009	$4,379,208	*

*	Higher commissions in 2009 reflect higher broker commission rates as well as higher portfolio trading activity versus 2010 and 2011.

TABLE 6 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Regular Broker or Dealer	Value Held
Bank of America Corp.	$29,442,980
Citigroup, Inc.	$41,227,507
Credit Suisse Group AG ADR	$31,148,568

TABLE 7 - 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund as of March 31, 2012, and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of March 31, 2012.

Shareholder	Percentage of Shares Owned
CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	34.25% (of record)

NATIONAL FINANCIAL SERVICES LLC ONE WORLD FINANCIAL CENTER 200 LIBERTY STREET NEW YORK, NY 10281	31.24% (of record)

B-2

APPENDIX C - PROXY VOTING POLICY

It is the policy of SOUND SHORE MANAGEMENT, INC. to vote all proxies over which it has voting authority in the best economic interest of its clients. Our President reviews the proxy issues and where appropriate, reviews these issues with the analysts responsible for the holdings and with the Chairman. The portfolio administrator is responsible for monitoring the proxy votes to ensure they are made in a timely manner.

Proxy statements, records of votes cast, and supporting material on each security are kept on premise for two years and off-site storage for an additional three years, except in cases where a third party is retained to retain proxy statements and voting records as permitted by rules adopted by the Securities and Exchange Commission applicable to Sound Shore Management, Inc., as a registered investment adviser. While we will not subordinate the economic interest of the Fund to any other entity or interested party, the issues are often complex and we will, from time to time, study the guidance from outside agencies. In the case of a possible conflict of interest, such as voting the shares of a client, we will follow the recommendations of an independent agency, or ask our clients to direct us as to how they wish the shares to be voted. We currently use Institutional Shareholder Services to analyze proxy issues. The following guidelines generally will be used:

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our clients, we will vote against management’s recommendation.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our clients:

ELECTION OF DIRECTORS - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

•	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

•	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

•	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

•	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

•	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

COMPENSATION - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute shareholder interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

•	We evaluate proposals related to compensation on a case-by case basis.

•	We generally support stock option plans that are incentive based and not excessive. Issuance of options in excess of 1% per year of outstanding shares will generally be voted down.

•	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

•	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

•	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

•

We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS - We generally oppose anti- takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons behind them.

C-1

•	We will evaluate proposals to remove or add super- majority voting requirements on a case-by-case basis.

•

We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

•

We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

•	We generally support share repurchase programs.

•	We generally support the updating of or corrective amendments to corporate charters and by- laws.

•	We generally oppose the elimination of the rights of shareholders to call special meetings.

APPROVAL OF INDEPENDENT AUDITORS - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

•	We generally support management’s proposals regarding the approval of independent auditors.

•	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has positive economic implications.

•

We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have negative financial impact.

•	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

C-2

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)	Articles of Incorporation of Registrant dated February 15, 1985 (Exhibit incorporated by reference as filed as Exhibit (b)(1) in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-07773).

(a)(2)	Articles of Amendment (Exhibit incorporated by reference as filed as Exhibit (a)(2) in Post-Effective Amendment No. 36 via EDGAR on April 28, 2011, accession number 0001193125-11-114765).

(b)	By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in Post Effective Amendment No.35 via EDGAR on April 20, 2010, accession number 0001193125-10-087792).

(c)	See the following Articles and Sections of the Articles of Incorporation filed as Exhibit (a): Article FIFTH, Sections (3), (4) and (5); Article SEVENTH, Sections (b), (c) and (d); Article NINTH, Sections (a), (b), (c) and (f) and Article TENTH.

(d)	Investment Advisory Agreement between Registrant and Sound Shore Management, Inc. dated May 3, 1985 and restated March 14, 1995 (Exhibit incorporated by reference as filed as Exhibit (b)(5) in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).

(e)(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(1) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).

(e)(2)	Form-of Dealer Agreement (Exhibit incorporated by reference as filed as Exhibit (e)(2) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).

(f)	Not Applicable.

(g)	Global Custodial Services Agreement between Registrant and Citibank, N.A. dated as of January 31, 2004 (Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 26 via EDGAR on April 29, 2004, accession number 0001275125-04-000112).

(h)(1)	Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. effective as of January 29, 2009, (Exhibit incorporated by reference as filed as Exhibit (h)(1) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).

(2)	Amended Appendix A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 36 via EDGAR on April 28, 2011, accession number 0001193125-11-114765).

(3)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. - filed herewith as Exhibit (h)(3)

(4)	Fund Accounting Agreement between Registrant and Citi Fund Services Ohio, Inc. effective as of January 29, 2009(Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).

(5)	Administration Agreement between Registrant and Citi Fund Services Ohio, Inc. effective as of January 29, 2009, (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).

(6)	Amended and Restated Compliance Services Agreement between Registrant and Forum Fund Services, LLC dated January 31, 2008. (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on April 29, 2008, accession number 0001193125-08-094769).

(7)	PFO/Treasurer Services Agreement between Registrant and Foreside Management Services, LLC dated as of January 31, 2008 (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on April 29, 2008, accession number 0001193125-08-094769).

(i)	Opinion and Consent of Dechert LLP Opinion - filed herewith as Exhibit (i).

(j)(1)	Opinion of Messrs. Venable, Baetjer and Howard dated April 29, 1985 (Exhibit incorporated by reference as filed as Exhibit (11)(a) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(2)	Independent Auditors’ Consent - filed herewith as Exhibit (j)(2)

(k)	None.

(l)	Investment representation letter of Employees’ Profit Sharing Plan of McConnell & Miller, Inc. as initial purchaser of shares of stock of Registrant dated April 22, 1985 (Exhibit incorporated by reference as filed as Exhibit (13) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-00268).

(m)	Distribution Plan Pursuant to Rule 12b-1 Under the Investment Company Act of 1940 adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (15) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).

(n)	None.

(p)(1)	Code of Ethics adopted by Registrant filed herewith as Exhibit (p)(1).

(2)	Code of Ethics as amended, adopted by Sound Shore Management, Inc. filed herewith as exhibit (p)(2).

(3)	Foreside Financial Group, LLC (parent company of Foreside Fund Services, LLC) Code of Ethics, dated May 1, 2009 (Exhibit incorporated by reference as filed as Exhibit (p)(3) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).

(4)	Citi Fund Services Ohio Inc. Code of Ethics, effective January 1, 2012 - filed herewith as Exhibit (p)(4).

OTHER EXHIBITS:

Powers of Attorney of T. Gibbs Kane, Jr., Harry Burn, III, Harry W. Clark, H. Williamson Ghriskey and David Blair Kelso (Exhibit incorporated by reference as filed as Other Exhibit in Post-Effective Amendment No. 33 via EDGAR on January 29, 2010, accession number 0001193125-10-017000).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

NONE.

ITEM 30. INDEMNIFICATION

The Registrant’s Articles of Incorporation and Maryland law provide for indemnification by the Registrant of officers and directors under certain circumstances. In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant’s Articles of Incorporation provides as follows:

“EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.”

Paragraph 4 of the Investment Advisory Agreement between the Registrant and Sound Shore Management, Inc. (“Sound Shore Management”) provides generally that Sound Shore Management will not be liable for any mistake of judgment or for any other cause but shall not be protected against any liability due to willful misfeasance, bad faith or gross negligence in the performance of or reckless disregard of the adviser’s duties.

Section 2(f) of the Distribution Agreement between the Registrant and Forum provides generally that the Registrant will indemnify, defend and hold harmless from and against any and all claims, demands, liabilities and expenses which Forum may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact, provided that Forum will not be protected against any liability to the Registrant or its security holders to which Forum would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of or reckless disregard of the Forum’s duties.

The foregoing references are qualified in their entirety by the Registrant’s Articles of Incorporation and the respective agreements.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The description of Sound Shore Management, Inc. (the “Adviser”), 8 Sound Shore Drive, Greenwich, Connecticut 06830 under the captions “Investment Adviser” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B respectively, of this Registration Statement are incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

Item 32(a)	Foreside Fund Services, LLC (“FFS”), Registrant’s underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. AdvisorShares Trust

2. American Beacon Funds

3. American Beacon Mileage Funds

4. American Beacon Select Funds

5. Bennett Group of Funds

6. Bridgeway Funds, Inc.

7. Center Coast MLP Focus Fund, Series of Investment Managers Series Trust

8. Central Park Group Multi-Event Fund

9. Century Capital Management Trust

10. del Rey Global Investors Funds

11. Direxion Shares ETF Trust

12. DundeeWealth Funds

13. FlexShares Trust

14. FocusShares Trust

15. Forum Funds

16. FQF Trust

17. Gottex Multi-Alternatives Fund - I

18. Gottex Multi-Alternatives Fund - II

19. Gottex Multi-Asset Endowment Fund - I

20. Gottex Multi-Asset Endowment Fund - II

21. Henderson Global Funds

22. Ironwood Institutional Multi-Strategy Fund LLC

23. Ironwood Multi-Strategy Fund LLC

24. Liberty Street Horizon Fund, Series of Investment Managers Series Trust

25. Nomura Partners Funds, Inc.

26. Performance Trust Mutual Funds, Series of Trust for Professional Managers

27. PMC Funds, Series of Trust for Professional Managers

28. Precidian ETFs Trust

29. RevenueShares ETF Trust

30. Sound Shore Fund, Inc.

31. Turner Funds

32. Wintergreen Fund, Inc.

Item 32(b)	The following are officers and directors of FFS, the Registrant’s underwriter. FFS’ main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Sound Shore Fund, Inc.
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Director of Compliance	None

Item 32(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citi Fund Services Ohio, Inc., 3435 Stelzer Road Columbus, Ohio 43219 except that certain items are maintained at the following locations:

(a)	Citibank, N.A., New York, New York 10013 (journals of receipts and disbursements of cash).

(b)	Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830 (brokerage orders, portfolio purchases or sales, and quarterly records showing the basis for the allocation of orders).

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to Registrant’s registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenwich, State of Connecticut on April 27, 2012.

SOUND SHORE FUND, INC.

T. Gibbs Kane, Jr., President

By:	/s/ T. Gibbs Kane, Jr.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on April 27, 2012.

(a) Principal Executive Officer

/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

(b) Principal Financial Officer

/s/ Charles S. Todd
Charles S. Todd, Treasurer

(c) All of the Directors

T. Gibbs Kane, Jr., Director*
Harry Burn, III, Director*
Harry W. Clark, Director*
H. Williamson Ghriskey Jr., Director*
David Blair Kelso, Director*

By:	/s/ Charles S. Todd
Charles S. Todd, Attorney-in-fact*

*	Pursuant to powers of attorney filed as Other Exhibits to Post-Effective Amendment No. 33 via EDGAR on January 29, 2010, (accession number 0001193125-10-017000).

EXHIBIT INDEX

EXHIBIT DOCUMENT

Item 28(h)(3)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc.

Item 28(i)	Opinion and Consent of Dechert LLP

Item 28(j)(2)	Independent Auditors’ Consent

Item 28(p)(1)	Amended Code of Ethics adopted by Sound Shore Fund, Inc.

Item 28(p)(2)	Amended Code of Ethics adopted by Sound Shore Management, Inc.

Item 28(p)(4)	Citi Fund Services Ohio, Inc. Code of Ethics